UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015

IXIA

(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26601 W. Agoura Road, Calabasas, California		91302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 818.871.1800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 24, 2015, Ixia (the “Company”) issued a press release announcing its preliminary financial results for the fiscal fourth quarter and year ended December 31, 2014. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).

The information in this Item 2.02 and in Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01 Regulation FD Disclosure.

In the press release issued by the Company on February 24, 2015 and reported in Item 2.02 of this Form 8-K, the Company announced that the completion of its financial statements for the fiscal year ended December 31, 2014 and of the related audit will require additional time beyond the March 2, 2015 due date for the filing with the Securities and Exchange Commission (the “SEC”) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the “2014 Form 10-K”). The Company plans to file with the SEC on or before March 3, 2015 a Form 12b-25 Notification of Late Filing (a “Form 12b-25”), which will allow the Company an additional 15 calendar days to timely file its 2014 Form 10-K. The Company plans to file its 2014 Form 10-K within such 15-day period (i.e., on or before March 17, 2015).

The information in this Item 7.01 and in Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act unless specifically stated by the Company.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following Exhibit 99.1 is furnished as a part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated February 24, 2015 of the Company

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the completion of the Company’s financial statements for the fiscal year ended December 31, 2014 and of the related audit and the Company’s filing with the SEC of its 2014 Form 10-K and of a Form 12b-25. In some cases, such forward-looking statements can be identified by terms such as may, will, should, expect, plan, believe, estimate, predict, or the like. Such forward-looking statements reflect the current intent, belief, and expectations of the Company’s management and are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. Factors that could cause the actual results to differ materially from the results predicted include, among others, the risk that the completion of the Company’s financial statements and of the related audit and the completion and filing of the 2014 Form 10-K will take longer than expected and the risk that the Company does not timely file any required Form 12b-25 with the SEC. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia

Dated: February 24, 2015	By:	/s/ Brent Novak
Brent Novak
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 24, 2015 of the Company